JP Morgan Healthcare Conference January 10, 2018 Jason Grenfell-Gardner │CEO Nasdaq Global Select: TLGT

Safe Harbor 1 Except for historical facts, the statements in this presentation, as well as oral statements or other written statements made or to be made by Teligent, Inc., are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and involve risks and uncertainties. For example, without limitation, statements about the Company’s anticipated growth and future operations, the current or expected market size for its products, the success of current or future product offerings and the research and development efforts and the Company’s ability to file for and obtain U.S. Food and Drug Administration (FDA) approvals for future products, are forward-looking statements. Forward-looking statements are merely the Company’s current predictions of future events. The statements are inherently uncertain, and actual results could differ materially from the statements made herein. There is no assurance that the Company will achieve the sales levels that will make its operations profitable or that FDA filings and approvals will be completed and obtained as anticipated. For a description of additional risks and uncertainties, please refer to the Company’s filings with the Securities and Exchange Commission, including its latest Annual Report on Form 10–K and its latest Quarterly Report on Form 10-Q. The Company assumes no obligation to update its forward-looking statements to reflect new information and developments.

Key Investment Highlights Teligent is a “market disruptor” in alternative dosage form generics Focused on Topical, Injectable, Complex and Ophthalmic (TICO) markets Led by a proven and dynamic management team Significant investment in R&D has resulted in a high-value pipeline State of the art topical and injectable manufacturing infrastructure Strong historical sales growth Solid foundation to support sustainable, profitable growth 1 2 3 4 5 6 7 2

Teligent at-a-glance 3 Teligent is a high-growth generics company that develops and markets a diversified product portfolio focused on alternative dosage forms Diversified Product Portfolio • 58 products sold throughout North America − 28 injectables and topicals in US − 30 injectables in Canada Deep Development Pipeline • 32 ANDAs pending at FDA representing ~$2B IMS opportunity • >40 products in active development State of the Art Manufacturing • ~$55M invested in facility expansion and upgrade −High-speed topical filling −New sterile injectable capability Skilled and Dedicated Employees • 200+ employees worldwide • Presence in New Jersey, Toronto, and Estonia

• Limited API supply • Complex formulations • Specialized manufacturing requirements • Fewer market players compared to commoditized dosage forms, such as oral solids • Frequent supply disruptions = more opportunities • Ability to foresee and quickly react to disruptions − Broad portfolio − Robust development capabilities • Quality finished dose manufacturing − Manufacture 24 of 28 products in US − Capacity to manufacture 30 of 32 ANDA products Alternative dosage form generics are susceptible to market disruption 4 Alternative dosage form markets have unique characteristics… Resulting in advantageous market dynamics Teligent is positioned to benefit as a market disruptor

Teligent is focused on Topical, Injectable, Complex and Ophthalmic (TICO) markets 5 Dosage Form Description Current Teligent Strength Topical • Core strength • Established development and manufacturing capabilities • 24 commercial products; 30 filed ANDAs Injectable • Investing in manufacturing – first commercial product out of new facility in 2019 • Expanded development capabilities • 34 products commercialized in the US and Canada Complex • Leverages existing development and commercial know- how • First product, representing >$200M IMS market opportunity, filed in 2017 Ophthalmic • Leverages sterile injectable expertise and retail commercial channel presence • First ophthalmic filed in 2017, and three additional products under active development with CMO

Led by a proven and dynamic executive leadership team 6 Jason Grenfell-Gardner President & Chief Executive Officer Jenniffer Collins Chief Financial Officer Steve Richardson Chief Scientific Officer Martin Wilson General Counsel

Future R&D • Historical R&D spend as a percent of revenue has been far greater than the industry average • R&D as a percent of revenue will decline going forward • Accelerate development throughput − Leverage previously approved ANDAs/NDAs, including 23 injectables − Accelerated path to market via Prior Approval Supplement (PAS) pathway where possible Teligent has historically made outsized investments in R&D 7 $13 $17 $13 $7 $3 0% 5% 10% 15% 20% 25% 30% 35%$30 $0 $10 $20 $15 $5 $25 % of Revenue R&D Spend $, Millions 2014 20162013 2015 Q1-Q3 2017

R&D investment has resulted in a deep, high-value pipeline 8 Cumulative US ANDA Submissions and Approvals As of December 31, 2017 8 13 19 31 36 32 1911 2012 2013 20172016 2 2014 1 2015 Pending ANDAsApproved ANDAs % Total Addressable Market of US Submissions 100% = ~$2.0 billion* GDUFA Year 3-5 10% Pre-GDUFA Year 3 90% * IQVIA TAM as of November 2017

Declining ANDA review cycle times bodes well for near-term pipeline approvals 9 2022 39 GDUFA Yr 5 GDUFA Yr 3 GDUFA Yr 4 Pre- GDUFA Yr 3 57 33 22 11 1 GDUFA Yr 5 Pre- GDUFA Yr 3 GDUFA Yr 3 GDUFA Yr 4 Average ANDA Approval Times Months Average Open ANDA Submission Times Months Average review times for Teligent ANDA submissions are declining Stage set for near-term Teligent ANDA pipeline approvals ANDA Approvals 9 6 4 0 Open ANDA Submissions 6 6 6 11 3 GDUFA II Yr 1

Robust topical and injectable manufacturing infrastructure

Background

- Located in Buena, New Jersey
- Currently manufacture 24 Teligent-label topical products
- Facility expansion >3x original plant
  - Now almost 110,000 square feet
  - Increased topical capacity
  - New sterile injectable capability

Investing

~$55M

in the facility expansion


Teligent

~4-8M

initial injectable unit capacity with increase to

~40M

with addition of high-speed line


Teligent, Inc.

Expansion Milestones

2016 – Commenced construction

2017 – Construction completed

Mid-2018 – File first injectable product

2H2018 – FDA prior approval inspection

2019 – Launch first injectable product

Teligent

10

Strong sales growth has subsidized investment for sustained growth 11 $52 $66 $44 $32 $18 $2 $10 $3 $6 $1 2013 20152014 Q1-Q3 20172016 Annual Financial Performance $, Millions Adj. EBITDANet Revenue Full Year 2017 Net Revenue Guidance $65-67* * Guidance as of November 6, 2017

Teligent-label product sales have exhibited strong growth 12 49 32 20 7 2014 20152013 2016 CAGR +88% Annual Teligent-Label Product Net Sales $, Millions Key Growth Drivers: • 19 Teligent-label products launched in US since 2012 − Launched first Teligent-label product in December 2012 • Acquired econazole nitrate cream in 2013 • Launched TICO strategy in 2014 • Acquired 3 injectable products (Fortaz®, Zantac® and Zinacef®) in 2015 • Acquired Alveda Pharmaceuticals, which was generating ~$16M CAD in net sales, in 2015

Solid foundation to support sustainable, profitable growth Focus on Investment 2012 - 2017 Focus on Profitability 2018 and beyond • Invested >$150M* over the past 5 years • Transitioned from contract services to Teligent-label products • Strengthened development capabilities and grew product pipeline • Expanded manufacturing capabilities beyond topicals into injectables • Harvest pipeline and accelerate new product launches • Strengthen commercial capabilities and improve margins • Focus on lean operations and enhancing profitability • Accelerate product development by leveraging R&D and enhanced manufacturing capabilities * Investment defined as R&D, CapEx and M&A

Key 2018 Objectives 14 • Enhance profitability − Disciplined cost control • Increase development throughput − Leverage previously launched ANDAs/NDAs • Accelerate ANDA approvals − 11 ANDAs with GDUFA goal dates in 1Q and 2Q • Strengthen commercial presence − Expand commercial team – enhance retail and build institutional presence • Operationalize new injectable facility − First injectable filing, triggering PAI